UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-A

For Registration of Certain Classes of Securities

Pursuant to Section 12(b) or (g) of the

Securities Exchange Act of 1934

Trans-India Acquisition Corporation

(Exact name of registrant specified in its charter)

Delaware	20-5063512
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

300 South Wacker Drive, Suite 1000, Chicago, Illinois	60606
(Address of principal executive offices)	(Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class to be so registered	Name of each exchange on which each class is to be registered
Units, each consisting of one share of Common Stock and one Warrant	American Stock Exchange

Common Stock, par value $0.0001 per share	American Stock Exchange

Warrants, exercisable for one share of Common Stock at an exercise price of $5.00 per share	American Stock Exchange

If this Form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box.  ☒

If this Form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box.  ☐

Securities Act registration statement file number to which this Form relates: 333-136300

Securities to be registered pursuant to Section 12(g) of the Act: None

Information Required in Registration Statement

Item 1. Description of Registrant’s Securities to be Registered

The securities to be registered hereby are the units, common stock and warrants of Trans-India Acquisition Corporation (the “Company”). The description of the units, the common stock and the warrants contained in the section entitled “Description of Securities” in the Prospectus included in the Company’s Registration Statement on Form S-1 (File No. 333-136300), filed with the Securities and Exchange Commission on August 4, 2006, as amended from time to time (the “Registration Statement”), is hereby incorporated by reference herein. Any form of prospectus or prospectus supplement to the Registration Statement that includes such descriptions and that are subsequently filed are hereby also incorporated by reference herein.

Item 2. Exhibits

The following exhibits to this Registration Statement have been filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-136300) and are hereby incorporated herein by reference:

3.1(1)	Amended and Restated Certificate of Incorporation of Registrant.

3.2(2)	Amended and Restated Bylaws of Registrant.

4.1(3)	Specimen of Registrant’s Unit Certificate.

4.2(4)	Specimen of Registrant’s Common Stock Certificate.

4.3(5)	Specimen of Registrant’s Warrant Certificate.

4.4(6)	Form of Warrant Agreement between Continental Stock Transfer & Trust Company and Registrant.

(1)	Incorporated by reference to Exhibit 3.1 to the Registrant’s Registration Statement on Form S-1, File No. 333-136300, filed with the Securities Exchange Commission on August 4, 2006.
(2)	Incorporated by reference to Exhibit 3.2 to the Registrant’s Registration Statement on Form S-1, File No. 333-136300, filed with the Securities Exchange Commission on August 4, 2006.
(3)	Incorporated by reference to Exhibit 4.1 to the Registrant’s Registration Statement on Form S-1, File No. 333-136300, filed with the Securities Exchange Commission on October 11, 2006.
(4)	Incorporated by reference to Exhibit 4.2 to the Registrant’s Registration Statement on Form S-1, File No. 333-136300, filed with the Securities Exchange Commission on October 11, 2006.
(5)	Incorporated by reference to Exhibit 4.3 to the Registrant’s Registration Statement on Form S-1, File No. 333-136300, filed with the Securities Exchange Commission on October 11, 2006.
(6)	Incorporated by reference to Exhibit 4.4 to the Registrant’s Registration Statement on Form S-1, File No. 333-136300, filed with the Securities Exchange Commission on August 4, 2006.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

TRANS-INDIA ACQUISITION CORPORATION

Date: November 2, 2006	By:	/s/ BOBBA VENKATADRI
Bobba Venkatadri
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

3.1(1)	Amended and Restated Certificate of Incorporation of Registrant.

3.2(2)	Amended and Restated Bylaws of Registrant.

4.1(3)	Specimen of Registrant’s Unit Certificate.

4.2(4)	Specimen of Registrant’s Common Stock Certificate.

4.3(5)	Specimen of Registrant’s Warrant Certificate.

4.4(6)	Form of Warrant Agreement between Continental Stock Transfer & Trust Company and Registrant.

(1)	Incorporated by reference to Exhibit 3.1 to the Registrant’s Registration Statement on Form S-1, File No. 333-136300, filed with the Securities Exchange Commission on August 4, 2006.
(2)	Incorporated by reference to Exhibit 3.2 to the Registrant’s Registration Statement on Form S-1, File No. 333-136300, filed with the Securities Exchange Commission on August 4, 2006.
(3)	Incorporated by reference to Exhibit 4.1 to the Registrant’s Registration Statement on Form S-1, File No. 333-136300, filed with the Securities Exchange Commission on October 11, 2006.
(4)	Incorporated by reference to Exhibit 4.2 to the Registrant’s Registration Statement on Form S-1, File No. 333-136300, filed with the Securities Exchange Commission on October 11, 2006.
(5)	Incorporated by reference to Exhibit 4.3 to the Registrant’s Registration Statement on Form S-1, File No. 333-136300, filed with the Securities Exchange Commission on October 11, 2006.
(6)	Incorporated by reference to Exhibit 4.4 to the Registrant’s Registration Statement on Form S-1, File No. 333-136300, filed with the Securities Exchange Commission on August 4, 2006.